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Securities and Exchange Commission
Washington, D.C.


                          INDEPENDENT AUDITORS' CONSENT




We consent to the use in this Registration Statement of Norvano Inc. on Form SB-2, of our report dated January 17th, 2003, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts " in such Prospectus.



/s/ Cordovano  and  Harvey,  P.C.

Cordovano  and  Harvey,  P.C.
Denver,  Colorado
April 4,  2003